=======================================================================










                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D. C. 20549



                               FORM 8-K

                            CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           November 15, 1996
                   (Date of earliest event reported)


                            ITT CORPORATION
        (Exact Name of Registrant as Specified in its Charter)


     Nevada            1-13960               88-0340591

(State or Other      (Commission
Jurisdiction of      File Number)          (I.R.S. Employer
of Incorporation)                       Identification Number)



1330 Avenue of the Americas, New York, New York   10019-5490
(Address of Principal Executive Offices)        (Zip Code)


          Registrant's telephone number, including area code:
                            (212) 258-1000





=======================================================================

7. Financial Statements, Pro Forma Financial Infomation and Exhibits


(c) Exhibits.

The following exhibits relate to the Registrant's Registration Statement on Form S-3 (File 33-63445):

1 - Underwriting Agreement between ITT Corporation and Goldman, Sachs & Co., as Representative of the several Underwriters, dated November 12, 1996.

4.1 - Definitive Form of 6 3/4% Notes Due November 15, 2003.

4.2 - Amended and Restated Indenture between ITT Corporation (formerly known as ITT Destinations, Inc.), Issuer, and The First National Bank of Chicago, Trustee, dated as of November 15, 1995, as Amended and Restated as of December 19, 1995.

5 - Opinion of Margaret M. Foran, Esq. on behalf of ITT Corporation, in respect of the legality of the 6 3/4% Notes Due November 15, 2003.

                                SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           ITT CORPORATION



                           By: /s/ Margaret M. Foran
                               ---------------------
                               Margaret M. Foran
                               Associate General Counsel and
                               Assistant Secretary


Dated:  November 15, 1996

                              EXHIBIT INDEX

          The following exhibits relate to the Registrant's Registration Statement on Form S-3 (File No. 33-63445):


Exhibit No.           Description                      Location

1 ---               Underwriting Agreement between ITT
                    Corporation and Goldman, Sachs &
                    Co., as Representative of the
                    several Underwriters, dated
                    November 12,
                    1996................................   Filed Herewith


4.1  ---            Definitive Form of 6 3/4% Notes
                    Due November 15,
                    2003................................   Filed Herewith


4.2  ---            Amended and Restated Indenture
                    between ITT Corporation (formerly
                    known as ITT Destinations, Inc.),
                    Issuer, and The First National
                    Bank of Chicago, Trustee, dated as
                    of November 15, 1995, as Amended
                    and Restated as of December 19,
                    1995................................   Filed Herewith


5    ---            Opinion of Margaret M. Foran, Esq.
                    on behalf of ITT Corporation, in
                    respect of the legality of the 6
                    3/4% Notes Due November 15,
                    2003................................   Filed Herewith